SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2003

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17000 Rotunda Drive, Dearborn, Michigan	48120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

SIGNATURE
EXHIBIT INDEX
Press Release dated July 18, 2003

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

99.1	Press release dated July 18, 2003

Item 9. Regulation FD Disclosure.

     The following information is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216.

     On July 18, 2003, we issued a press release concerning our Second Quarter 2003 and First Half 2003 financial results. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: July 18, 2003	By:	/s/ Glenda J. Minor

Glenda J. Minor
Vice President
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 99.1	Press Release dated July 18, 2003